THE ZIEGLER COMPANIES, INC.
                              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       Monday, April 24, 1995
TO THE SHAREHOLDERS OF THE ZIEGLER COMPANIES, INC.:
NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Ziegler Companies, Inc., will be held on Monday, April 24, 1995 at 10:00 A.M. (Central Daylight Time) at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin, for the following purposes:
               1.      To elect three directors for a term of three years.
               2. To vote on a proposal to ratify the retention of Arthur Andersen LLP as auditors for 1995.
               3. To transact any other business which may properly come before the meeting, or any adjournments thereof.
Shareholders of record at the close of business on February 20, 1995 will be entitled to vote at the meeting and any adjournments thereof.
               A PROXY AND PROXY STATEMENT ARE ENCLOSED HEREWITH.
               YOUR VOTE IS IMPORTANT.  TO ASSURE YOUR REPRESENTATION
               AT THIS MEETING, PLEASE FILL IN THE ENCLOSED PROXY,
               WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN
               EXACTLY AS YOUR NAME APPEARS AND RETURN IMMEDIATELY.
               SHAREHOLDERS WHO EXECUTE PROXIES RETAIN THE RIGHT TO
               REVOKE THEM AT ANY TIME BEFORE THEY ARE VOTED.
                                           By Order of the Board of Directors,
                                           Janine R. Schmidt
                                           Secretary
March 3, 1995
215 North Main Street
West Bend, Wisconsin 53095
                                     THE ZIEGLER COMPANIES, INC.
                                        215 North Main Street
                                     West Bend, Wisconsin 53095
                                                                 March 3, 1995
                                           PROXY STATEMENT
                       ANNUAL MEETING OF SHAREHOLDERS, MONDAY, APRIL 24, 1995 This proxy statement is being mailed to the shareholders of The Ziegler Companies, Inc. (the "Company") on March 3, 1995, in connection with the solicitation by the Board of Directors of the Company of proxies for use at the annual meeting of the shareholders to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin, at 10:00 A.M., (Central Daylight
Time) on Monday, April 24, 1995, and at any adjournments of such meeting. Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the meeting and to vote in person. Presence at the meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting. Unless so revoked, the shares represented by proxies will be voted at the meeting and at any adjournments thereof. Where a shareholder specifies a choice by means of a ballot provided in the proxy, the shares will be voted in accordance with such specification.
Only shareholders of record on February 20, 1995 are entitled to vote at the meeting. As of that date, the Company's issued and outstanding voting securities consisted of 2,449,643 shares of Common Stock, each having one vote per share.
                     STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT Set forth below is a tabulation indicating those persons who, as of February
20, 1995, were known by the Company to be the beneficial owners of more than 5% of any class of the Company's voting securities. The following information is based on reports on Schedule 13D filed with the Securities and Exchange Commission or other reliable information. To the best of the Company's knowledge, all shareholdings represent shares actually owned and do not include shares which the designated person has the right to acquire.

                              Name and Address           Amount and Nature
Title of                        of Beneficial              of Beneficial             Percent
 Class                              Owner                    Ownership              of Class
Common Stock                Peter R. Kellogg (1)              400,000                16.32%
$1.00 Par Value             120 Broadway
                            New York, New York
                            Bernard C. Ziegler (2)            129,480                 5.28%
                            5402 Highway Z
                            West Bend, Wisconsin

(1) Mr. Peter R. Kellogg, Chief Executive Officer and Senior Partner, Spear, Leeds & Kellogg, 120 Broadway, New York, New York filed a Form 4 dated July 6, 1994 with the Securities and Exchange Commission disclosing that as of June 30, 1994, Mr. Kellogg beneficially owned an aggregate of 400,000 shares of the Company's common stock. Of those shares, 100,000 shares were owned by Mr. Kellogg personally, and 150,000 shares were owned by I.A.T. Reinsurance Syndicate, Ltd. ("IAT"), a Bermuda corporation of which Mr. Kellogg is the sole holder of voting stock. In addition, Mr. Kellogg may be deemed to be the indirect beneficial owner of 100,000 shares of common stock held by his wife, and 50,000 shares of common stock held by the Peter R. and Cynthia K. Kellogg Foundation, by virtue of his shared disposition and voting power. The aggregate number of shares of common stock, with respect to which Mr. Kellogg may be deemed to be the beneficial owner is 400,000 shares.
(2) Shares include an aggregate of 36,676 shares beneficially owned by Mr. Ziegler's spouse. Mr. Ziegler disclaims beneficial ownership of such shares.
Set forth below is a tabulation indicating as of February 20, 1995, the shares of equity securities of the Company and its subsidiary corporations, beneficially owned by (i) each of the executive officers of the Company or its subsidiaries, (ii) each director of the Company and each nominee for director of the Company and (iii) by all directors and executive officers of the Company as a group. Except as indicated below, no such person owns in excess of 1% of the outstanding shares of any class of the Company's equity securities. Except as indicated in the footnotes, each person has sole voting and dispositive power with respect to the number of shares indicated.

                                                             Amount and Nature
Title of                            Name of                    of Beneficial            Percent
 Class                         Beneficial Owner              Ownership (3)(4)          of Class
Common Stock           Peter R. Kellogg (1)                         400,000              16.32%
$1.00 Par Value        R. Douglas Ziegler (1)                       104,604               4.27%
                       William R. Holmquist (1)                      58,635               2.39%
                       Bernard C. Ziegler III (2)                    27,252               1.11%
                       Peter D. Ziegler (2)                          22,466
                       Patrick D. J. Kenny (1)(2)                    20,248
                       Ronald N. Spears                              15,893
                       S. Charles O'Meara                            11,433
                       Thomas J. Rolfs                                7,618
                       Vernon C. Van Vooren (1)                       5,320
                       Lynn R. Van Horn                               4,617
                       John C. Wagner                                 1,545
                       Jeffrey C. Vredenbregt                         1,460
                       John R. Green                                  1,100
                       John C. Frueh                                    500
                       Frederick J. Wenzel                              300

                       All directors and executive officers
                       as a group                    TOTAL          682,991

                                                     TOTAL PERCENT OF CLASS              27.88%

(1) Shares shown include an aggregate of 314,515 shares of common stock to which all such nominees and directors disclaim beneficial ownership. Such shares are beneficially owned in the amounts indicated: Mr. Kellogg (300,000); Mr. R. Douglas Ziegler (2,528); Mr. Holmquist (6,735); Mr. P. D. Ziegler (1,800); Mr. Kenny (3,352); and Mr. Van
        Vooren (100).
(2) Shares shown include an aggregate of 20,142 shares of common stock which are held in trusts of which nominees and directors are trustees or in custodian accounts for minors as to which directors serve as custodians, in the amount indicated: Mr. Kenny (11,392) (co-trustee, shared voting and investment power); Mr. Peter D. Ziegler (4,600) (custodian, sole voting and investment power) and (3,000) (co-trustee, shared voting and investment power); and Mr. B. C. Ziegler III (1,150) (co-trustee, shared voting and investment power). These nominees and directors disclaim beneficial ownership of these shares other than sole or shared voting and investment power as indicated.
(3) Includes shares of Common Stock which, as of February 20, 1995, were subject to outstanding stock options exercisable within 60 days as follows: Mr. P. D. Ziegler, 3,067 shares; Mr. Van Vooren, 820 shares; Mr. Van Horn, 2,000 shares; Mr. R. D. Ziegler, 500 shares; Mr. O'Meara, 11,333 shares; Mr. Wagner, 1,497 shares; and stock options for all directors and executive officers as a group, 21,050 shares.
(4) Except as otherwise indicated in the previous footnotes, all stock ownership is direct.
                                        ELECTION OF DIRECTORS
The Board of Directors consists of nine members of whom an equal number are elected each year to serve for terms of three years or until their successors are elected. It is intended that the enclosed proxy will be voted for the election of Messrs. P. D. Ziegler, F. J. Wenzel and P. R. Kellogg for terms expiring in 1998. Messrs. Ziegler and Wenzel are presently directors and were elected by a vote of the shareholders. Mr. Kellogg is being nominated to fill the position being vacated by Mr. T. J. Rolfs who will retire from the Board of Directors on April 24, 1995 under the Company's mandatory retirement age. Directors are elected by a plurality of the votes cast by the Company's shareholders at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the greatest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of votes actually cast. Under Wisconsin law, cumulative voting for directors is permitted but is not presently provided for in the Company's Articles of Incorporation.
Information with respect to such nominees and other directors is set forth as follows:

        Name, Age, Principal Occupation                     Director of Company or a Subsidiary
         and Public Directorships (1)                           Thereof Continuously Since
Class of 1995 (Nominees)
(Term will expire in 1998)
Peter D. Ziegler, Age 45                                                   1986
  President and Chief Executive Officer
  of the Company; Director, West Bend
  Mutual Insurance Company, West Bend,
  Wisconsin; Director, Trustmark Insurance
  Company, Lake Forest, Illinois
Frederick J. Wenzel, Age 64 (1)                                            1993
  Advisor to the President, Marshfield
  Clinic, Marshfield, Wisconsin, a
  multi-specialty medical clinic;
  Executive Director and Chief Executive
  Officer, Medical Group Management
  Association, Englewood, Colorado
Peter R. Kellogg, Age 52                                                     -
  Chief Executive Officer and Senior
  Partner, Spear, Leeds & Kellogg,
  a specialist firm on the New York
  Stock Exchange; Director, Interstate
  Johnson Lane, Inc.
Class of 1996
(Term will expire in 1996)
William R. Holmquist, Age 69                                               1975
  Retired Senior Vice President -
  Marketing of the Company
Patrick D. J. Kenny, Age 54 (1)                                            1973
  Director of University Facilities,
  Mercer University, Macon, Georgia
Bernard C. Ziegler III, Age 45                                             1993
  President, Ziegler/Limbach, Inc.,
  West Bend, Wisconsin, a business and
  real estate development firm
Class of 1997
(Term will expire in 1997)
R. Douglas Ziegler, Age 68                                                 1952
  Chairman of the Board of the Company;
  Director, Johnson Controls, Inc.,
  Milwaukee, Wisconsin; Principal
  Preservation Portfolios, Inc.
John C. Frueh, Age 60                                                      1976
  President, Aegis Group, Inc., Pittsburgh,
  Pennsylvania, a firm specializing in
  acquisition and management of manufacturing
  and distributing companies
John R. Green, age 50                                                      1994
  Partner, Green Manning & Bunch, Denver,
  Colorado, a merchant banking firm

(1) Each of the nominees and directors has been in his principal occupation for the past five years or longer with the following exceptions:
               Mr. Wenzel was Executive Director of the Marshfield Clinic from August 1976 to June 1993.
               Mr. Kenny was a colonel in the United States Army until October 5, 1992, when he retired. He served as Senior Vice President, Columbus, Georgia Chamber of Commerce from October 5, 1992 until October 1, 1993 when he joined Mercer University.
Messrs. R. D. Ziegler, P. D. Ziegler (son of Mr. R. D. Ziegler), B. C. Ziegler III (nephew of Mr. R. D. Ziegler) and trusts or custodian accounts as to which either Mr. P. D. Ziegler or Mr. B. C. Ziegler III serve as co-trustee or custodian own beneficially 6.29% of the outstanding common stock of the Company.
                                       EXECUTIVE COMPENSATION
The Summary Compensation Table on page 9 shows the compensation for the past three years of the Company's Chief Executive Officer and of each of the Company's other executive officers who were serving as such during 1994, and whose compensation exceeded $100,000.
The table on page 10 shows information concerning the exercise of stock options during 1994 by each of the executive officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options held by each such executive officer.
                                           * * * * * * * *
Ziegler Growth Retirement Plan. All regular employees, including executive officers, of B. C. Ziegler and Company and designated subsidiaries, who have met certain length of service requirements are eligible to participate in the Ziegler Growth Retirement Plan ("Growth Plan"). The Growth Plan consists of two components, the 401(k) component and the profit sharing component. Under the 401(k) component, participants may elect to contribute from 1% to 6% of their monthly compensation (the "Participant's Contribution"). Each Participant Contribution constitutes a salary reduction which has the effect of reducing the participant's compensation for Federal income tax purposes.
B. C. Ziegler and Company contributes, on behalf of each participant, an amount equal to 50% of each Participant's Contribution. Under the profit sharing component, B. C. Ziegler and Company makes an annual determination, based on its profitability, of the amount it will contribute to the Growth
Plan as a profit sharing contribution. Funds contributed by the corporation will be allocated ratably to each participant's account in amounts up to 6% of the participant's annual compensation. For 1994, the Company's profit sharing contribution was 3% of eligible compensation.
Amounts contributed, accrued or vested for the fiscal year 1994, under the Growth Plan were $47,561 for all executive officers as a group and $668,383 for all employees as a group.
                                           * * * * * * * *
Incentive Stock Option Plan. On April 19, 1993, the shareholders of the Company approved the adoption of The Ziegler Company, Inc. 1993 Employees' Stock Incentive Plan ("1993 Plan"). Pursuant to the 1993 Plan, the Company granted qualified statutory stock options for an aggregate of 54,500 shares of the Common Stock of the Company to certain officers of the Company on December 29, 1993. The option price for each share under the options granted on December 29, 1993 is $16.625. The options expire on December 28, 2003, unless earlier terminated in connection with an employee's retirement, death, disability, or separation from the Company. The right of an employee to exercise an option is subject to a vesting schedule which provides that one-third of the shares subject to the option vest on each of the first three anniversaries of the grant.
Pursuant to the 1993 Employees' Stock Incentive Plan, on January 26, 1994, the Company issued an aggregate of 49,000 shares of restricted Common Stock of the Company to certain key employees in the Ziegler Securities Division of B. C. Ziegler and Company. Also pursuant to the 1993 Employees' Stock Incentive Plan, the Company issued an aggregate of 11,313 shares of restricted Common Stock to certain key employees in the Ziegler Securities Division on January 27, 1995. Under the restricted stock grants, an employee's title to the shares of restricted Common Stock is subject to full or partial forfeiture in accordance with a vesting schedule in the event that the employee's employment with the Company terminates for any reason before the restricted Common Stock is fully vested. The vesting schedule for the restricted Common Stock issued in 1994 extends to 2003, and the vesting schedule for the restricted Common Stock issued in 1995 extends to 2000. Pending vesting of the restricted shares of Common Stock, an employee is entitled to vote the restricted shares and receive dividends on the restricted shares. Employees may not transfer restricted shares until they are vested.
On January 22, 1993, a nonstatutory option was granted to an executive officer of the Company for 10,000 shares at a per share option price of $15.125. The option has a duration of ten years from the date of its grant.
                                           * * * * * * * *
Employee Stock Purchase Plan. On February 10, 1989, the Board of Directors adopted The Ziegler Company, Inc. 1989 Employees' Stock Purchase Plan (the "1989 Plan"). The purpose of the Plan is to provide employees of the Company and certain of its subsidiaries with the opportunity to purchase shares of Common Stock and thereby share in the ownership of the Company. 150,000 shares of Common Stock, $1.00 par value may be issued under the Plan.
All full-time employees of the Company and any of its designated subsidiaries who have been employed at least two years are eligible to participate in the Plan. No employee may participate if he would own, directly or indirectly, 5% or more of the total combined voting power or value of all classes of Company stock.
On such dates as may be determined by the Company's Compensation Committee, options to purchase 10 shares of Common Stock for each $1,000 or fraction thereof of compensation earned in the calendar year immediately prior to the grant of the option will be granted to eligible employees. The purchase price per share shall not be less than 85% of the fair market value of the Common Stock on the date of exercise. The Compensation Committee may specify the maximum number of shares which may be purchased by an employee. The term of any option shall be determined by the Compensation Committee, but shall not exceed five years following the date of grant.
On March 15, 1993, the Board of Directors granted options effective May 1,
1993 to 224 eligible employees to purchase a total of 80,960 shares of the Company's common stock at a purchase price equal to 85% of the fair market value of the common stock on the date the options are exercised. On the effective date of the grant of the options, the market price of the Company's common stock was $17.25 per share. The options have a term of two years after which the unexercised options will expire and the balance of the unexercised shares will become available to be re-issued pursuant to subsequent option grants. P. D. Ziegler, R. N. Spears, L. R. Van Horn and V. C. Van Vooren were each granted options to purchase shares of common stock in the following amounts respectively: 1,500, 1,070, 780 and 820. All present executive officers as a group were granted options to purchase 5,990 shares of common stock and all employees including executive officers as a group were granted options to purchase 80,960 shares of common stock.
No options or SARs were granted to any of the named executive officers during 1994.

                                                        SUMMARY COMPENSATION TABLE
                                                                  Long-Term Compensation
                             Annual Compensation                 Awards           Payouts

                                                                      Securities
                                                                      Underlying
                                                                      Options/     Long-
                                                                      Stock        Term
                                             Other                    Apprecia-    Incen-    All
Name                                         Annual      Restricted   tion         tive      Other
and                                          Compensa-   Stock        Rights       Plan      Compensa-
Principal                  Salary    Bonus   tion        Award        (SAR's)      Payouts   tion
Position             Year  ($)       ($)     ($)(1)      ($)          (#)          ($)       ($)(2)
P. D. Ziegler        1994  171,600   None     2,948       None          8,400      None      10,926
President            1993  165,000   80,000   None        None          9,500      None      18,667
and CEO              1992  150,000  100,000   None        None          None       None      14,640
R. N. Spears         1994  113,110   12,000   2,782       None          4,000      None      11,150
Sr. Vice             1993  112,331   56,000   None        None          5,070      None      13,969
President            1992  107,494   63,000   2,640       None          None       None      11,341
S. C. O'Meara        1994  104,000    7,500   None        None         14,000      None       7,252
Sr. Vice Pres.       1993   96,218   25,000   None        None         14,000      None         768
and Gen. Cnsl.       1992     -        -       -           -             -         -          -
L. R. Van Horn       1994   93,600   15,000   None        None          6,780      None       8,851
Sr. Vice Pres.-      1993   90,000   55,000   None        None          6,780      None      11,685
Finance              1992   78,000   60,000   None        None          None       None       8,439
J. C. Wagner(3)      1994   91,724   15,000   None        None          2,830      None       8,213
Sr. Vice Pres.-      1993     -        -       -           -             -         -          -
Retail Sales         1992     -        -       -           -             -         -          -

(1)     Value realized upon exercise of stock options.
(2) Payments by B. C. Ziegler and Company under the Growth Plan (Mr. Ziegler, $9,000; Mr. Spears, $8,495; Mr. O'Meara, $6,355; Mr.
        Van Horn, $7,266; and Mr. Wagner, $6,643) and premiums paid by the Company for term life insurance and long-term disability insurance (Mr. Ziegler, $1,193; Mr. Spears, $970; Mr. O'Meara, $897; Mr.
        Van Horn, $837; and Mr. Wagner, $822) and taxable fringe benefits and commission (Mr. Ziegler, $733; Mr. Spears, $1,685; Mr. Van Horn,
        $748; Mr. Wagner, $748.)
(3)     Mr. Wagner did not serve as an executive officer during 1992 and 1993.

                                             AGGREGATED OPTION/STOCK APPRECIATION RIGHT (SAR)
                                    EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
                                                                                          Value of
                                                           Number of                    Unexercised
                                                           Securities                   In-the-Money
                                                           Underlying                   Options/SARs
                                                           Unexercised                      at
                                                          Options/SARs at             December 31, 1994
                                                         December 31, 1994                   ($)

                       Number of          Value
                    Shares Acquired     Realized
Name                  on Exercise          ($)        Exercisable/Unexercisable    Exercisable/Unexercisable
P. D. Ziegler            1,100            2,948             3,067 / 5,333                $  900 / $ -
R. N. Spears             1,070            2,782             1,333 / 2,667                $    - / $ -
L. R. Van Horn             -                -               2,780 / 4,000                $1,755 / $ -
S. C. O'Meara              -                -              11,333 / 2,667                $    - / $ -
J. C. Wagner               -                -               1,497 / 1,333                $1,868 / $ -

                     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
William R. Holmquist, a member of the Compensation Committee, was formerly the Senior Vice President - Marketing of the Company. Mr. Holmquist retired from that position in 1989.
                                    COMPENSATION COMMITTEE REPORT
The Compensation Committee is responsible for making recommendations on the compensation of the Company's executive officers to the Board of Directors.
In making its recommendations, the Compensation Committee considered a variety of factors. Among the factors considered are the following: (1) the financial performance of the Company as a whole on both a long-term and short-term basis (including net income and return on average shareholders' equity);
(2) with respect to each individual executive officer, the financial performance of that area of the Company, if any, for which such executive is responsible, (3) the compensation levels of executive officers in similar positions in similar companies; (4) the length of service by the employee to the Company; (5) the Company's evaluation of the executive's overall job performance; and (6) any other material information which the Compensation
Committee deems appropriate in the case of any particular individual. With regard to any individual executive officer, the Compensation Committee may weigh one or more of the above factors more heavily than the other factors.
The Committee annually considers discretionary bonuses for executive officers as a short-term incentive. In response to the decline in many of the indicators of the Company's financial performance, the amount of discretionary bonuses to executive officers and to other employee groups within the Company were substantially reduced from the preceding year. In addition, the Company's profit sharing contribution, which had been 6% of employees' eligible compensation for 1993, was reduced to 3% for 1994.
In lieu of a portion of annual cash bonus and in part as a long-term incentive, the Company awarded 11,313 shares of restricted stock to certain investment banking employees, but declined to grant long-term incentive stock options to any employees.
Mr. Peter D. Ziegler has been President of the Company since 1986 and Chief
Executive Officer of the Company since 1990.  Mr. Ziegler's compensation for
1994 was adjusted downward from 1993's level in a manner consistent with the Compensation Committee's decisions with respect to other executive officers.
The Committee believes that this relationship between the Company's decline in performance in 1994 and the compensation of its chief executive officer to be appropriate and in the interest of shareholders. Mr. Ziegler was not granted long-term stock options, restricted stock, or stock appreciation rights in 1994.
                                                COMPENSATION COMMITTEE
                                                 Thomas J. Rolfs, Chairman
                                                 William R. Holmquist
                                                 Frederick J. Wenzel

                                          PERFORMANCE GRAPH
Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common
Stock and assuming reinvestment of dividends, with the cumulative total return of companies on the Standard & Poor's 500 Stock Index and on an index compiled by the Company of publicly held regional brokerage firms. The firms contained within the index of publicly held regional brokerage firms are:

        Advest Group Inc.                   McDonald & Company Investments
        Alex Brown Inc.                     Morgan Keegan Inc.
        First Albany Companies Inc.         Piper Jaffray Companies Inc.
        Inter-Regional Financial Group      Raymond James Financial Corporation
        Interstate/Johnson Lane Inc.        Rodman & Renshaw Capital Group
        Jefferies Group Inc.                Scott & Stringfellow Financial
        Kinnard Investments Inc.            Stifel Financial Corporation
        Legg Mason Inc.

                   12-31-90       12-31-91        12-31-92       12-31-93        12-31-94
Ziegler               $66            $167            $106          $117            $109
S&P 500               $97            $126            $136          $150            $152
Regionals             $72            $174            $206          $271            $207

                             Assumes $100 invested on December 31, 1989.

                                      COMPENSATION OF DIRECTORS
Directors not employed by the Company received the following compensation in 1994 for their services: (a) $11,000 annual retainer, (b) $500 for each board meeting attended and (c) $500 for each committee meeting attended. Directors may elect to defer all or part of compensation earned following the date of such election. Deferred amounts, plus interest, are paid in annual installments over a three year period beginning no later than the year after retirement from the Board of Directors. In 1994 the Company transferred to each non-employee director 100 shares of its Common Stock as part of such director's compensation.
                                 MEETINGS OF THE BOARD OF DIRECTORS
The Board of Directors met five times in 1994. All directors attended all meetings of the Board of Directors and all of the meetings of the Committees (Audit and Compensation) of which they are members.
                                COMMITTEES OF THE BOARD OF DIRECTORS
The Audit Committee of the Company during 1994 was composed of John C. Frueh (Chairman), Patrick D. J. Kenny and Bernard C. Ziegler III, Directors of the Company who are not officers or employees of the Company. The Committee met twice in 1994. The Audit Committee meets with the independent auditors to review the plan for and results of the annual audit, to review the range of audit fees, and to discuss financial reporting policies and practices and the system of internal control. Non-audit services and fees are also reviewed. The Committee meets with the internal auditor to review its activities during the year and the planned activities for the ensuing year. The Committee recommends the engagement of the independent auditors to the Board of Directors.
The Compensation Committee of the Company during 1994 was composed of Thomas
J. Rolfs (Chairman), William R. Holmquist and Frederick J. Wenzel, Directors of the Company who are not officers or employees of the Company. During 1994 the Compensation Committee met once and in doing so, the Committee reviewed the overall compensation policy, approved the Company's annual compensation program, the award of certain shares of restricted stock and determined compensation for the chief executive officer of the Company.
The Company does not have a Nominating Committee.
                                  SELECTION OF INDEPENDENT AUDITORS
The Board of Directors will propose the adoption of a resolution approving the Directors' decision to continue the employment of Arthur Andersen LLP as auditors. If the shareholders fail to ratify such selection, the Board will reconsider it. Representatives of Arthur Andersen LLP will be present at the shareholders' meeting with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions. Arthur Andersen LLP performed the following audit services for the Company during 1994: audits of the annual consolidated financial statements of the Company and its subsidiaries.
                                       SHAREHOLDERS PROPOSALS
Proposals of shareholders intended to be presented at next year's annual meeting must be received by the Company no later than November 3, 1995 for inclusion in the Company's proxy materials.
                                            OTHER MATTERS
Based solely on a review of statements of beneficial ownership and of changes therein furnished to the Company during and with respect to the 1994 calendar year and written representations made to the Company, the management of the Company reports that during 1994, no director or officer or beneficial owner of more than 10% of the Company's common stock failed to file with the Securities and Exchange Commission on a timely basis reports of beneficial ownership of the Company's securities required by Section 16(a) of the Securities and Exchange Act of 1934, as amended.
Mr. B. C. Ziegler III, current Director, is also a shareholder, director and officer of Z/L Media Corporation, which is the general managing partner of KXRM Partnership, Colorado Springs, Colorado. KXRM has entered into three leases with Ziegler Leasing Corporation, a subsidiary of the Company. Monthly lease payments total $5,562.77.
The matters referred to in the notice of meeting and in the proxy statement are, as far as the Board of Directors now knows, the only matters which will be presented for consideration at the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote on them in accordance with their best judgment.
The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited personally and by telephone by certain officers of the Company. It is not anticipated that anyone will be specifically engaged to solicit proxies or that special compensation will be paid for that purpose. The Company may reimburse brokers or other nominees for their expenses in communicating with the persons for whom they held stock of the Company.
The Company's 1994 Annual Report, although not a part of this proxy statement, is enclosed.
                                        By Order of the Board of Directors,
                                        Janine R. Schmidt
                                        Secretary

                         THE ZIEGLER COMPANIES, INC. - SHAREHOLDERS'S PROXY
                          ANNUAL MEETING - APRIL 24, 1995 AND ADJOURNMENTS
        The undersigned having received the Notice of Annual Meeting and Proxy Statement dated March 3, 1995, and the Annual Report of 1994, hereby appoints
R. D. Ziegler and W. R. Holmquist, and each of them, as proxy with power of substitution, hereby revoking any previous proxies, to vote for the undersigned at the Annual Meeting of Shareholders of The Ziegler Companies,
Inc. (the "Company") on April 24, 1995, and any adjournments thereof, as follows:
        1.     GRANTING       WITHHOLDING       ABSTAIN       authority to vote
               in the election of Peter D. Ziegler, Frederick J. Wenzel and Peter R. Kellogg.
        2.     FOR       AGAINST       ABSTAIN       continued employment by the
               Company of Arthur Andersen LLP, as auditors.
        3. In their discretion, upon any other business which may come before the meeting.
THE UNDERSIGNED MAY WITHHOLD AUTHORITY TO VOTE FOR ANY OF THE INDIVIDUAL NOMINEES NAMED ABOVE BY DRAWING A LINE THROUGH THE NOMINEE'S NAME.
            (Proxy continues on reverse side hereof where it is to be signed.)
PROXY NO.                                                        NO. OF SHARES
              THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED,
             BUT IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL NOMINEES
                                     AND IN FAVOR OF PROPOSAL 2.
                                 Signed:
                                 Date:                                 , 1995
                                 Please sign exactly as name appears
                                 hereon. If signed as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held in two or more names, all persons so named must sign. A proxy on behalf of a corporation should be signed in its name by a duly authorized officer.
                         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
                             PLEASE SIGN AND RETURN THIS PROXY PROMPTLY.